Exhibit 10.3

                      AMENDMENT TO SHARE EXCHANGE AGREEMENT

     THIS AMENDMENT TO SHARE EXCHANGE AGREEMENT ("Amendment") is made and entered into effective as of September 30, 2011, by and between Datamill Media Corp., a Nevada corporation ("Datamill"), and Young Aviation, LLC, a Florida limited liability company ("Young Aviation").

                              W I T N E S S E T H:

     WHEREAS, Datamill, Young Aviation and the Young Aviation members entered into that certain Share Exchange Agreement as of September 2, 2011 ("Agreement"), pursuant to the terms and conditions of which Datamill agreed to buy and the Young Aviation members agreed to sell to Datamill 100% of the member's interests in Young Aviation;

     WHEREAS, the parties desire to amend the Agreement pursuant to the terms of this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. Amendments. Section 3.02 of the Agreement is hereby amended by making the Closing Date October 3, 2011. Section 3.02 (b) (ii) of the Agreement is hereby amended by changing the number of post forward split shares that Vincent Beatty shall convey back to the Company from 75,000,000 shares to 67,000,000 shares.

     2. Definitions. Unless otherwise defined in this Amendment or the context otherwise requires, each term used in this Amendment with its initial letter capitalized which has been specially defined in the Agreement shall have the same meaning herein as given to such term in the Agreement.

     3. Continuing Effect. Except as expressly modified by the terms and provisions of this Amendment, each of the terms and provisions of the Agreement are unchanged and continued in full force and effect.

     4. Parties Bound. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

     5. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon
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and thereafter attached to another  counterpart  identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be binding upon the party executing and delivering such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

                                   DATAMILL:

                                   Datamill Media Corp.


                                   By: /s/ Vincent Beatty
                                      ------------------------------------------
                                      Vincent Beatty, President

                                   YOUNG AVIATION:

                                   Young Aviation, LLC


                                   By: /s/ Joel A. Young
                                      ------------------------------------------
                                      Joel A. Young, President


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COUNTERPART  SIGNATURE  PAGE OF YOUNG  AVIATION  MEMBERS TO  AMENDMENT  TO SHARE
EXCHANGE AGREEMENT DATED SEPTEMBER 2, 2011:


                                      /s/ Joel A. Young
                                      ------------------------------------------
                                      Joel A. Young


                                      /s/ Olive Waite
                                      ------------------------------------------
                                      Olive Waite


                                      /s/ Rick Klein
                                      ------------------------------------------
                                      Rick Klein


                                      /s/ Marvin Larry Goldman
                                      ------------------------------------------
                                      Marvin Larry Goldman


                                      /s/ Justin Young
                                      ------------------------------------------
                                      Justin Young


                                      /s/ Priscilla Carswell Young
                                      ------------------------------------------
                                      Priscilla Carswell Young


                                      /s/ Carlita Brown
                                      ------------------------------------------
                                      Carlita Brown


                                      /s/ Lynse Sutter
                                      ------------------------------------------
                                      Lynse Sutter

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                                      /s/ Steven Mosley
                                      ------------------------------------------
                                      Steven Mosley


                                      /s/ Estrellita Nyland
                                      ------------------------------------------
                                      Estrellita Nyland



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